UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2019

MPLX LP

(Exact name of registrant as specified in its charter)

Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street, Findlay, Ohio 45840

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 421-2414

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interests	MPLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Term Loan Agreement

On September 26, 2019, MPLX LP, a Delaware limited partnership (“MPLX”), entered into a Term Loan Agreement, by and among MPLX, as borrower, Wells Fargo Bank, National Association, as administrative agent, each of Wells Fargo Securities, LLC, BofA Securities, Inc. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, each of Bank of America, N.A. and Mizuho Bank, Ltd., as syndication agents, each of BNP Paribas, Citibank, N.A., JPMorgan Chase Bank, N.A., MUFG Bank, Ltd., The Bank of Nova Scotia, Sumitomo Mitsui Banking Corporation, SunTrust Bank, The Toronto-Dominion Bank and U.S. Bank National Association, as documentation agents, and the lenders that are parties thereto (the “Term Loan Agreement”).

The Term Loan Agreement provides for a committed term loan facility for up to an aggregate of $1 billion available to be drawn in up to four separate borrowings, subject to the satisfaction or waiver of certain customary conditions. If not fully utilized, the term loan commitments expire 90 days after September 26, 2019. Borrowings under the Term Loan Agreement will bear interest, at MPLX’s election, at either (i) the Adjusted LIBO Rate (as defined in the Term Loan Agreement) plus a margin ranging from 75.0 basis points to 100.0 basis points per annum, depending on MPLX’s credit ratings (currently 87.5 basis points), or (ii) the Alternate Base Rate (as defined in the Term Loan Agreement). The proceeds from borrowings under the Term Loan Agreement are to be used to fund the repayment of MPLX’s existing indebtedness and/or for general partnership purposes.

Amounts borrowed under the Term Loan Agreement will be due and payable on September 26, 2021. In addition, borrowings under the Term Loan Agreement are subject to mandatory prepayments upon the receipt of cash proceeds by MPLX in connection with certain asset sales, as set forth in the Term Loan Agreement. Amounts borrowed under the Term Loan Agreement may be prepaid without premium or penalty.

The Term Loan Agreement contains representations and warranties, affirmative and negative covenants and events of default that we consider to be customary for an agreement of this type and are substantially similar to MPLX’s existing revolving credit facility, including a covenant that requires MPLX’s ratio of Consolidated Total Debt to Consolidated EBITDA (as both terms are defined in the Term Loan Agreement) for the four prior fiscal quarters not to exceed 5.0 to 1.0 as of the last day of each fiscal quarter (or during the six-month period following certain acquisitions, 5.5 to 1.0). Consolidated EBITDA is subject to adjustments for certain acquisitions completed and capital projects undertaken during the relevant period.

Certain lenders and agents that are parties to the Term Loan Agreement or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking services for MPLX and its affiliates, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

The above description of the material terms and conditions of the Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Exchange Offers

On September 23, 2019, MPLX settled the previously announced exchange offers and consent solicitations (the “Exchange Offers”) for (i) any and all 6.250% Senior Notes due October 15, 2022 (the “Existing ANDX 6.250% 2022 Notes”) issued by Andeavor Logistics LP, a Delaware limited partnership and wholly-owned subsidiary of MPLX (“ANDX”), and Tesoro Logistics Finance Corp., a Delaware corporation and wholly-owned subsidiary of ANDX (“ANDX Finance Corp.”), for up to an aggregate principal amount of $300.0 million of new 6.250% Senior Notes due October 15, 2022 issued by MPLX (the “New MPLX 6.250% 2022 Notes”) and cash, (ii) any and all 3.500% Senior Notes due December 1, 2022 (the “Existing ANDX 3.500% 2022 Notes”) issued by ANDX and ANDX Finance Corp. for up to an aggregate principal amount of $500.0 million of new 3.500% Senior Notes due December 1, 2022 issued by MPLX (the “New MPLX 3.500% 2022 Notes”) and cash, (iii) any and all 6.375% Senior Notes due May 1, 2024 (the “Existing ANDX 6.375% 2024 Notes”) issued by ANDX and ANDX Finance Corp. for up to an aggregate principal amount of $450.0 million of new 6.375% Senior Notes due May 1, 2024 issued by MPLX (the “New MPLX 6.375% 2024 Notes”) and cash, (iv) any and all 5.250% Senior Notes due January 15, 2025 (the “Existing ANDX 5.250% 2025 Notes”) issued by ANDX and ANDX Finance Corp. for up to an aggregate principal amount of $750.0 million of new 5.250% Senior Notes due January 15, 2025 issued by MPLX (the “New MPLX 5.250% 2025 Notes”) and cash, (v) any and all 4.250% Senior Notes due December 1, 2027 (the “Existing ANDX 4.250% 2027 Notes”) issued by ANDX and ANDX Finance Corp. for up to an aggregate principal amount of $750.0 million of new 4.250% Senior

Notes due December 1, 2027 issued by MPLX (the “New MPLX 4.250% 2027 Notes”) and cash and (vi) any and all 5.200% Senior Notes due December 1, 2047 (the “Existing ANDX 5.200% 2047 Notes”) issued by ANDX and ANDX Finance Corp. for up to an aggregate principal amount of $500.0 million of new 5.200% Senior Notes due December 1, 2047 issued by MPLX (the “New MPLX 5.200% 2047 Notes”) and cash.

The Existing ANDX 6.250% 2022 Notes, the Existing ANDX 3.500% 2022 Notes, the Existing ANDX 6.375% 2024 Notes, the Existing ANDX 5.250% 2025 Notes, the Existing ANDX 4.250% 2027 Notes and the Existing ANDX 5.200% 2047 Notes are referred to herein collectively as the “Existing ANDX Notes.” The New MPLX 6.250% 2022 Notes, the New MPLX 3.500% 2022 Notes, the New MPLX 6.375% 2024 Notes, the New MPLX 5.250% 2025 Notes, the New MPLX 4.250% 2027 Notes and the New MPLX 5.200% 2047 Notes are referred to herein collectively as the “New MPLX Notes.”

The Exchange Offers were made in connection with MPLX’s acquisition of ANDX that closed on July 30, 2019.

New MPLX Notes

Pursuant to the Exchange Offers, MPLX issued approximately (i) $266.4 million in aggregate principal amount of New MPLX 6.250% 2022 Notes, (ii) $486.3 million in aggregate principal amount of New MPLX 3.500% 2022 Notes, (iii) $380.5 million in aggregate principal amount of New MPLX 6.375% 2024 Notes, (iv) $707.7 million in aggregate principal amount of New MPLX 5.250% 2025 Notes, (v) $731.7 million in aggregate principal amount of New MPLX 4.250% 2027 Notes and (vi) $487.2 million in aggregate principal amount of New MPLX 5.200% 2047 Notes.

The New MPLX 6.250% 2022 Notes mature on October 15, 2022 and bear interest at a rate of 6.250% per annum, payable semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2019. The New MPLX 3.500% 2022 Notes mature on December 1, 2022 and bear interest at a rate of 3.500% per annum, payable semi-annually in arrears on June 1 and December 1 of each year, commencing on December 1, 2019. The New MPLX 6.375% 2024 Notes mature on May 1, 2024 and bear interest at a rate of 6.375% per annum, payable semi-annually in arrears on May 1 and November 1 of each year, commencing on November 1, 2019. The New MPLX 5.250% 2025 Notes mature on January 15, 2025 and bear interest at a rate of 5.250% per annum, payable semi-annually in arrears on January 15 and July 15 of each year, commencing on January 15, 2020. The New MPLX 4.250% 2027 Notes mature on December 1, 2027 and bear interest at a rate of 4.250% per annum, payable semi-annually in arrears on June 1 and December 1 of each year, commencing on December 1, 2019. The New MPLX 5.200% 2047 Notes mature on December 1, 2047 and bear interest at a rate of 5.200% per annum, payable semi-annually in arrears on June 1 and December 1 of each year, commencing on December 1, 2019.

The New MPLX Notes are unsecured senior obligations of MPLX and rank equally in right of payment with all of its other senior unsecured debt and are structurally subordinated to the secured and unsecured debt of MPLX’s subsidiaries, including any outstanding debt of ANDX. The New MPLX Notes have not been registered under the Securities Act of 1933 (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The New MPLX Notes are governed by a senior indenture, dated as of February 12, 2015, by and between MPLX and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture”), as previously supplemented. The Base Indenture has been further supplemented to create and provide for the terms of the New MPLX Notes by: (i) the seventeenth supplemental indenture, dated as of September 23, 2019 (the “Seventeenth Supplemental Indenture”), with respect to the New MPLX 6.250% 2022 Notes; (ii) the eighteenth supplemental indenture, dated as of September 23, 2019 (the “Eighteenth Supplemental Indenture”), with respect to the New MPLX 3.500% 2022 Notes; (iii) the nineteenth supplemental indenture, dated as of September 23, 2019 (the “Nineteenth Supplemental Indenture”), with respect to the New MPLX 6.375% 2024 Notes; (iv) the twentieth supplemental indenture, dated as of September 23, 2019 (the “Twentieth Supplemental Indenture”), with respect to the New MPLX 5.250% 2025 Notes; (v) the twenty-first supplemental indenture, dated as of September 23, 2019 (the “Twenty-First Supplemental Indenture”), with respect to the New MPLX 4.250% 2027 Notes; and (vi) the twenty-second supplemental indenture, dated as of September 23, 2019 (the “Twenty-Second Supplemental Indenture”), with respect to the New MPLX 5.200% 2047 Notes.

The Base Indenture, the Seventeenth Supplemental Indenture, the Eighteenth Supplemental Indenture, the Nineteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-First Supplemental Indenture and the Twenty-Second Supplemental Indenture are collectively referred to as the “Indenture.”

The Indenture contains customary reporting and restrictive covenants that, among other things, limit the ability of MPLX and its subsidiaries to create or incur mortgages and other liens and to enter into sale and leaseback transactions with respect to principal properties (as determined by the Board of Directors of MPLX’s general partner). The Indenture contains customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or the acceleration of certain other indebtedness, certain events of bankruptcy and insolvency, and failure to pay certain judgments.

MPLX may redeem the New MPLX 6.250% 2022 Notes and the New MPLX 6.375% 2024 Notes, in whole or in part, at MPLX’s option, at the redemption prices (expressed as a percentage of principal amount) set forth in the Seventeenth Supplemental Indenture and Nineteenth Supplemental Indenture, respectively, as applicable to the redemption date, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

MPLX may redeem the New MPLX 5.250% 2025 Notes, in whole or in part, at MPLX’s option, at any time and from time to time prior to January 15, 2021, at a redemption price equal to 100% of the principal amount of the New MPLX 5.250% 2025 Notes to be redeemed, plus accrued and unpaid interest thereon to, but not including, the date of redemption, plus the “applicable premium” as defined in the Twentieth Supplemental Indenture. MPLX may redeem the New MPLX 5.250% 2025 Notes, in whole or in part, at MPLX’s option, at any time on or after January 15, 2021, at the redemption prices (expressed as a percentage of principal amount) set forth in the Twentieth Supplemental Indenture as applicable to the redemption date, plus accrued and unpaid interest thereon to, but not including, the redemption date.

MPLX may redeem the New MPLX 3.500% 2022 Notes, the New MPLX 4.250% 2027 Notes and the New MPLX 5.200% 2047 Notes, in whole or in part, at MPLX’s option, at any time and from time to time prior to November 1, 2022 with respect to the New MPLX 3.500% 2022 Notes, September 1, 2027 with respect to the New MPLX 4.250% 2027 Notes, and June 1, 2047 with respect to the New MPLX 5.200% 2047 Notes, at a redemption price equal to the greater of: (i) 100% of the principal amount of the notes to be redeemed or (ii) the sum of the present values of the principal amount and the remaining scheduled payments of interest on the notes to be redeemed (if such New MPLX Notes matured on the applicable date set forth above), discounted from the scheduled payment dates to the date of redemption at the “treasury rate,” as defined in the Indenture, plus 25 basis points with respect to the New MPLX 3.500% 2022 Notes, 30 basis points with respect to the New MPLX 4.250% 2027 Notes, and 40 basis points with respect to the New MPLX 5.200% 2047 Notes, plus, in each case, accrued and unpaid interest thereon to, but not including, the redemption date.

MPLX may redeem the New MPLX 3.500% 2022 Notes, the New MPLX 4.250% 2027 Notes and the New MPLX 5.200% 2047 Notes, in whole or in part, at MPLX’s option, at any time and from time to time on or after November 1, 2022 with respect to the New MPLX 3.500% 2022 Notes, September 1, 2027 with respect to the New MPLX 4.250% 2027 Notes and June 1, 2047 with respect to the New MPLX 5.000% 2047 Notes, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date.

The foregoing descriptions of the Seventeenth Supplemental Indenture, the Eighteenth Supplemental Indenture, the Nineteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-First Supplemental Indenture and the Twenty-Second Supplemental Indenture are qualified in their entirety by reference to the entire text of such agreements, copies of which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance of the New MPLX Notes, MPLX also entered into a registration rights agreement, dated September 23, 2019 (the “Registration Rights Agreement”), by and among MPLX, as issuer, MPLX GP LLC, as general partner, and each of Barclays Capital Inc., MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, as dealer managers (the “Dealer Managers”). Under the Registration Rights Agreement, MPLX agreed to, among other things, use commercially reasonable efforts to: (i) file an exchange offer registration statement with the Securities and Exchange Commission (the “SEC”) with respect to the New MPLX Notes within 180 days after September 23, 2019; (ii) cause such exchange offer registration statement to be declared effective by the SEC within 255 calendar days after the September 23, 2019; (iii) keep such exchange offer registration statement effective until the closing of the exchange offers; and (iv) subject to certain limitations, cause the exchange offers to be consummated not later than 365 days following September 23, 2019.

If, among other events, the exchange offers are not consummated on or prior to the 365th day following September 23, 2019, MPLX would be required to pay special additional interest, in an amount equal to 0.25% per annum of the principal amount of the New MPLX Notes, for the first 90 days following default. Thereafter, the amount of special additional interest will increase to 0.50% per annum until all registration defaults are cured.

The Dealer Managers and/or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking services for MPLX and its affiliates for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the entire text of such agreement, a copy of which is filed as Exhibit 4.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Remaining Existing ANDX Notes

Following the consummation of the Exchange Offers, ANDX and ANDX Finance Corp. had outstanding approximately (i) $33.6 million in aggregate principal amount of Existing ANDX 6.250% 2022 Notes, (ii) $13.6 million in aggregate principal amount of Existing ANDX 3.500% 2022 Notes, (iii) $69.5 million in aggregate principal amount of Existing ANDX 6.375% 2024 Notes, (iv) $42.3 million in aggregate principal amount of Existing ANDX 5.250% 2025 Notes, (v) $18.3 million in aggregate principal amount of Existing ANDX 4.250% 2027 Notes and (vi) $12.8 million in aggregate principal amount of Existing ANDX 5.200% 2047 Notes. The Existing ANDX Notes are the senior unsecured obligations of ANDX and ANDX Finance Corp.

The information set forth above in Item 1.01 with respect to borrowings under the Term Loan Agreement is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Seventeenth Supplemental Indenture, dated as of September 23, 2019, between MPLX LP and the Bank of New York Mellon Trust Company, N.A.

4.2	Eighteenth Supplemental Indenture, dated as of September 23, 2019, between MPLX LP and the Bank of New York Mellon Trust Company, N.A.

4.3	Nineteenth Supplemental Indenture, dated as of September 23, 2019, between MPLX LP and the Bank of New York Mellon Trust Company, N.A.

4.4	Twentieth Supplemental Indenture, dated as of September 23, 2019, between MPLX LP and the Bank of New York Mellon Trust Company, N.A.

4.5	Twenty-First Supplemental Indenture, dated as of September 23, 2019, between MPLX LP and the Bank of New York Mellon Trust Company, N.A.

4.6	Twenty-Second Supplemental Indenture, dated as of September 23, 2019, between MPLX LP and the Bank of New York Mellon Trust Company, N.A.

4.7	Registration Rights Agreement, dated as of September 23, 2019, by and among MPLX LP, MPLX GP LLC, Barclays Capital Inc., MUFG Securities Americas Inc. and Wells Fargo Securities, LLC

10.1

Term Loan Agreement, dated as of September 26, 2019, by and among MPLX LP, as borrower, Wells Fargo Bank, National Association, as administrative agent, each of Wells Fargo Securities, LLC, BofA Securities, Inc. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, and the syndication agents, documentation agents and lenders that are parties thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: September 27, 2019	By:	/s/ Molly R. Benson
	Name:	Molly R. Benson
	Title:	Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary